Hodges Fund
Retail Class Ticker HDPMX
Institutional Class Ticker HDPIX

Supplement dated April 3, 2017
 to the Summary Prospectus for the Hodges Fund (the “Fund”) dated July 29, 2016

Effective April 1, 2017, Hodges Capital Management, Inc. (the “Advisor”) has agreed to reduce its fees and/or pay expenses for the Fund to the extent necessary to maintain a net expense ratio (excluding interest expense in connection with investment activities, taxes, acquired fund fees and expenses, and extraordinary expenses) of 1.18% of the Retail Class Shares and 0.93% of the Institutional Class shares.  The table below reflects, based on the Fund’s average daily net assets, the impact that this expense cap level would have had on the Fund had it been in effect during the year ended March 31, 2017.  The expense ratio that the Fund experiences in subsequent periods will be affected by the Fund’s asset levels.

The following tables replace the corresponding tables on Pages 1 and 2 of the Summary Prospectus.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Hodges Fund.

Shareholder Fees (fees paid directly from your investment)
	Retail Class Shares	Institutional Class Shares
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 30 days of purchase (Retail Class) and within 60 days of purchase (Institutional Class))	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retail Class Shares	Institutional Class Shares
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	1.30%	1.05%
Fee Waiver and/or Expense Reimbursement/Recoupment	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/Recoupment(1)	1.18%	0.93%

(1)
Hodges Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and pay the Hodges Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/Recoupment for shares of the Hodges Fund to 1.18% for the Retail Class Shares and 0.93% for the Institutional Class Shares (the “Expense Caps”).  The Expense Cap will remain in effect at least until July 31, 2018.  The Agreement may be terminated at any time by the Board upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap at the time of waiver/reduction of fees, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Hodges Fund
Retail Class Shares	$120	$400	$701	$1,557
Institutional Class Shares	$95	$322	$568	$1,272

Please retain this Supplement with the Summary Prospectus.